UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2021

DENBURY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01 – Other Events

Denbury Inc. (the “Company”) is filing its unaudited pro forma condensed consolidated financial information (the “Pro Forma Financial Information”) for the fiscal year ended December 31, 2020, as set forth in Exhibit 99.1 to this report and presented in accordance with Article 11 of Regulation S-X. The purpose of this Current Report on Form 8-K is to, among other things, file the Pro Forma Financial Information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference hereafter into a Form S-3 registration statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Pro Forma Financial Information is derived from the Company’s audited consolidated financial statements for the year ended December 31, 2020 (with respect to the fiscal year ended December 31, 2020), and gives effect to (i) the consummation of the Joint Chapter 11 Plan of Reorganization of Denbury Resources Inc. and its Debtor Affiliates (the “Plan”), as confirmed by the United States Bankruptcy Court for the Southern District of Texas on September 2, 2020, which became effective on September 18, 2020 (the “Emergence Date”) and (ii) the Company’s adoption of fresh start accounting in accordance with accounting principles generally accepted in the United States of America with respect to entities that have emerged from bankruptcy proceedings, as if such consummation and adoption had occurred on January 1, 2020. Exhibit 99.1 is incorporated by reference into this Item 8.01.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(b)    Pro Forma Financial Information

The following Pro Forma Financial Information, giving effect to the Plan and adoption of fresh start accounting on the Emergence Date, is attached as Exhibit 99.1 hereto and incorporated herein by reference:

•Pro forma unaudited condensed consolidated statement of operations for the year ended December 31, 2020

(d)Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Unaudited Pro Forma Condensed Consolidated Financial Information for Denbury Inc.
104	The cover page has been formatted in Inline XBRL.

*    Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Inc. (Registrant)
Date: April 5, 2021	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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